Exhibit 10.22

SECOND AMENDMENT

TO

PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (“Second Amendment”) is made and entered as of the date of the last signature shown on the signature page hereof, by and between WELLS CORE REIT-MIRAMAR CENTRE II, LLC, a Delaware limited liability company, assignee of WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company (“Purchaser”), and TCP-MIRAMAR, LLC, a Delaware limited liability company (the “Seller”).

RECITALS:

A.        Seller and Purchaser executed a Purchase Agreement effective on or about April 25, 2011, which was amended by that certain First Amendment to Purchase Agreement on or about May 16, 2011 (collectively, the “Purchase Agreement”) regarding the sale by Seller of that certain office building commonly known as “Miramar Centre II” located at 3501 SW 160th Avenue in Miramar, Florida 33027 (the “Subject Premises”), as more particularly described in the Purchase Agreement.

B.        Purchaser and Seller have now agreed to amend the Purchase Agreement in accordance with the terms and conditions contained herein.

AGREEMENT:

NOW THEREFORE in consideration of the mutual covenants and benefits set forth herein, the sufficiency and adequacy of which are hereby mutually acknowledged and accepted, and with the intent to be legally bound hereby, Purchaser and Seller hereby agree to amend the Purchase Agreement as follows:

1.        Tenant Contingency Period.    Seller and Purchaser acknowledge and agree that the expiration date of the Tenant Contingency Period shall be deemed extended from May 20, 2011 until May 23, 2011 and Section 8 of the Purchase Agreement shall be modified accordingly.

2.        Miscellaneous.    Except as specifically amended herein, all the terms and provisions of the Purchase Agreement are hereby ratified and affirmed to be in full force and effect as of the date hereof. To the extent of any conflict between the Purchase Agreement, the First Amendment, and this Second Amendment, the terms and provisions of this Second Amendment shall govern and control and any conflicting terms and provisions of the Purchase Agreement shall be deemed amended to the extent necessary not to conflict with the provisions hereof. Capitalized terms used herein shall have the same meaning as used in the Purchase Agreement.

3.        Counterparts.      This Second Amendment may be executed in one or more counterparts, all of which shall constitute and be deemed an original, but all of which together shall constitute one and the same instrument binding on Purchaser and Seller. This Second Amendment may be executed in telecopy (faxed) copies and facsimile signatures shall be binding upon the parties.

(SIGNATURES ON NEXT PAGE)

THIS SECOND AMENDMENT shall be deemed entered into and effective as of the date on the last date shown below.

IN THE PRESENCE OF:	PURCHASER:

WELLS CORE REIT – MIRAMAR
CENTRE II, LLC, a Delaware limited liability company

	By:		Wells Core Office Income
Operating Partnership, L.P., a Delaware limited partnership, its sole member

			By:	Wells Core Office Income
REIT, Inc., a Maryland corporation,
its sole general partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Title: Sr. Vice President

Date signed by Purchaser: May 20, 2011

SELLER:

TCP-MIRAMAR, LLC, a Delaware limited liability company

		By:	TCP-MIRAMAR MANAGER, INC.,
Its: Managing Member

			By:	/s/ Authorized Signatory

			Its:	Authorized Agent

Date signed by Seller: May 20, 2011